Exhibit 10.37 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS. CT1903666 – A320 Family Purchase Agreement – Amendment No. 5 – EXECUTION AM5-1 PROPRIETARY AND CONFIDENTIAL AMENDMENT NO. 5 TO THE A320 FAMILY PURCHASE AGREEMENT dated as of December 3, 2019 between AIRBUS S.A.S. and UNITED AIRLINES, INC. This Amendment No. 5 to the A320 Family Purchase Agreement between Airbus S.A.S. and United Airlines, Inc. (this “Amendment No. 5”), is entered into as of June 30, 2023 by and between Airbus S.A.S., a French société par actions simplifiée, organized and existing under the laws of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”), and United Airlines, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (the “Buyer”). WITNESSETH: WHEREAS, the Buyer and the Seller entered into the A320 Family Purchase Agreement dated as of December 3, 2019 (as amended, supplemented or otherwise modified, the “Agreement”); and WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein. NOW, THEREFORE, IT IS AGREED AS FOLLOWS: 4873-2563-2364 CT1903666 – A320 Family Purchase Agreement – Amendment No. 5 – EXECUTION AM5-2 PROPRIETARY AND CONFIDENTIAL 0. CONDITION PRECEDENT This Amendment No. 5 is conditional upon, and shall only enter into full force and effect, upon satisfaction by the parties of the obligations set forth in clauses (x) and (y): (x) ***, and (y) ***. The date of effectiveness of this Amendment No. 5 shall be deemed to be the earlier of the date that ***, and 30th September, 2023 (the “Amendment No. 5 Effective Date”). ***. 1. DEFINITIONS 1.1 Capitalized terms used herein and not otherwise expressly defined in this Amendment No. 5 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment No. 5. 1.2 The definition of “*** A321 NEO Aircraft” set out in Clause 0 of the Agreement is hereby deleted and replaced by the following: “*** A321 NEO Aircraft – ***.” 1.3 Additional Definitions Clause 0 (Definitions) of the Agreement shall be amended by adding the following defined terms: “ABC Legislation – means any law, regulation, embargo or restrictive measure (in each case having force of law) imposed by the United Nations, the United States of America, the European Union, the United Kingdom, any other country or any official institution or agency of any of the foregoing, in relation to anti-money laundering, anti-corruption, anti-bribery and counter terrorism financing. Amendment No. 5 Effective Date – has the meaning set forth in Clause 0 of Amendment No. 5 to the Agreement. Applicable Legislation – means with respect to any party, any ABC Legislation to which such party may be subject. Buyer’s Account – means the bank account of the Buyer specified in Clause 22.16.4. Control – means, in respect of a natural or legal person, the power of another natural or legal person to direct the affairs and/or control the composition of the board of directors or equivalent body of the first natural or legal person, and the terms “Controlling” and “Controlled” shall be construed accordingly. Improper Benefit – has the meaning set out in Clause 22.16.2. KYC Procedures – means any applicable “know your customer” due diligence, including, anti- money laundering, anti-corruption, anti-bribery, counter terrorism financing, sanctions or other similar checks and procedures, whether resulting from any internal requirement of the Seller or from the operation of any Applicable Legislation. CT1903666 – A320 Family Purchase Agreement – Amendment No. 5 – EXECUTION AM5-3 PROPRIETARY AND CONFIDENTIAL Sanctions Authority – means the Government of the United States of America (including, without limitation, the Department of State, the Department of Commerce and the Office of Foreign Assets Control (OFAC) of the US Department of the Treasury), the United Nations, the European Union, the United Kingdom or the government of any country with jurisdiction over the Seller. Sanctioned Person – means: (a) any natural or legal person in any list of sanctioned persons of any Sanctions Authority (including the List of Specially Designated Nationals (SDN) and Sectoral Sanctions Identifications (SSI) List); or (b) any person directly or indirectly owned fifty percent (50%) or more, or Controlled by any one or several person(s) designated under (a) above. Sanctions and Export Control Laws – means any laws or regulations that impose economic, trade or other restrictive measures or, provide for export or re-export licenses or other authorizations, in each case issued and enforced by a Sanctions Authority. Sanctions Event – has the meaning set out in Clause 22.16.3.” 2. OPTION RIGHT EXERCISE 2.1 The Buyer hereby irrevocably exercises the *** Purchase Right and *** Purchase Right, in each case as set forth below in this Clause 2. *** 2.2 *** Purchase Right 2.2.1 In accordance with *** to the Agreement, the *** Purchase Right is hereby exercised for thirty (30) aircraft and all such aircraft shall be A321 *** type aircraft. *** 2.3 *** Purchase Right 2.3.1 In accordance with *** to the Agreement, the *** Purchase Right is hereby exercised for thirty (30) *** A321 NEO Aircraft. *** 3. DELIVERY SCHEDULE 3.1 Clause 9.1.1 of the Agreement is amended to add the delivery schedule of the *** Purchase Right Aircraft and *** Purchase Right Aircraft as follows: *** A321 NEO AIRCRAFT DELIVERY PERIOD *** A321 NEO Aircraft N*** *** *** Purchase Right Aircraft *** Purchase Right Aircraft CT1903666 – A320 Family Purchase Agreement – Amendment No. 5 – EXECUTION AM5-4 PROPRIETARY AND CONFIDENTIAL 3.2 The Buyer *** set forth in the last paragraph of Clause 9.1.1 of the Agreement in respect of the Aircraft with ***. 4. *** *** 5. *** *** 6. OTHER MATTERS 6.1 Sale and Purchase Clause 1 of the Agreement is deleted and replaced as follows: “The Seller shall sell and deliver to the Buyer, and the Buyer shall purchase and take delivery of ***A321 NEO Aircraft ***A321 XLR Aircraft from the Seller, subject to the terms and conditions contained in this Agreement.” 6.2 Notices The first paragraph of Clause 22.2 of the Agreement and the Seller’s address for notices as set forth in such Clause 22.2 are deleted and replaced as follows: “All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized officer of the party to whom the same is given or by commercial courier, express mail, certified air mail (return receipt requested), facsimile or email, at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, express mail, certified air mail, facsimile or other electronic transmission, the date on which sent, provided that if such date is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request. The Seller will be addressed at: Airbus S.A.S. Attention: Executive Vice President, Contracts 2, rond-point Emile Dewoitine 31700 Blagnac France Telephone: *** Facsimile: *** Email: *** 6.3 Compliance, Sanctions and Export Control A new Clause 22.16 shall be added to the Agreement as follows:

CT1903666 – A320 Family Purchase Agreement – Amendment No. 5 – EXECUTION AM5-5 PROPRIETARY AND CONFIDENTIAL “22.16 Compliance, Sanctions and Export Control 22.16.1 For the purpose of this Clause 22.16, any reference to an “Affiliate” shall be deemed to include the directors, officers, agents, employees, representatives and subcontractors of such Affiliate. 22.16.2 Compliance Each party shall, ***, comply (and shall ensure that its directors, officers, agents, employees and its Affiliates comply) with any Applicable Legislation and with its obligations under this Clause 22.16. The Buyer shall provide to the Seller any information that the Seller may reasonably request from time to time in order to comply with KYC Procedures (including information relating to the Buyer’s corporate structure and ultimate beneficial ownership, and the Buyer’s sources of financing). Each party hereby represents and warrants to the other that neither it nor any of its Affiliates (or any person associated with such party or such Affiliate) has, as at the date hereof, paid, given, offered or received or agreed to pay, give, offer or receive any improper or illegal benefit (including in the form of any fee, commission, payment, salary, sponsorship, gift or other consideration) to and/or from any natural or legal person in connection with the entering into or the performance of this Agreement (an “Improper Benefit”). Each party undertakes that it will not pay, give, offer or receive or agree to pay, give, offer or receive any Improper Benefit. The parties hereby agree that if, in relation to this Agreement, ***. 22.16.3 Sanctions and Export Control Each party represents to the other as at the date hereof that neither it nor any of its Affiliates is a Sanctioned Person and undertakes at all times to conduct its business in compliance with all applicable Sanctions and Export Control Laws. If, at any time following the signature of this Agreement, (i) a party or any of its Affiliates becomes a Sanctioned Person or (ii) the performance of a party’s obligations under this Agreement would constitute a breach of Sanctions and Export Control Laws (each a “Sanctions Event”), then ***. *** 22.16.4 *** *** 6.4 Auxiliary Center Tanks Clause 2.3 of Amendment No. 4 to the Agreement is hereby deleted and replaced by the following: *** CT1903666 – A320 Family Purchase Agreement – Amendment No. 5 – EXECUTION AM5-6 PROPRIETARY AND CONFIDENTIAL 7. LETTER AGREEMENTS 7.1 Amended and Restated Letter Agreement No. 1 dated as of June 27, 2021 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 1 dated as of even date herewith. 7.2 Amended and Restated Letter Agreement No. 2 dated as of July 1, 2022 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 2 dated as of even date herewith. 7.3 Amended and Restated Letter Agreement No. 3 dated as of June 27, 2021 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 3 dated as of even date herewith. 8. EFFECT OF THE AMENDMENT The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 5 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 5. Both parties agree that this Amendment No. 5 will constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment No. 5 will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment No. 5 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 5 will govern. 9. ASSIGNMENT This Amendment No. 5 and the rights and obligations of the parties hereunder will be subject to the provisions of Clause 21 of the Agreement. 10. CONFIDENTIALITY This Amendment No. 5 is subject to the terms and conditions of Clause 22.10 of the Agreement. 11. GOVERNING LAW The governing law of this Amendment No. 5 shall be as set forth in Clause 22.6 of the Agreement. 12. COUNTERPARTS This Amendment No. 5 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument. CT1903666 – A320 Family Purchase Agreement – Amendment No. 5 – EXECUTION PROPRIETARY AND CONFIDENTIAL IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment No. 5 to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written. UNITED AIRLINES, INC. /s/ Gerald Laderman By: Gerald Laderman Its: EVP and CFO AIRBUS S.A.S. /s/ Benoît de Saint-Exupéry By: Benoît de Saint-Exupéry Its: Executive Vice President, Contracts FROM Joan VALDERRAMA DATE 31 July 2023 OUR REFERENCE CT2306410 By email and registered mail (with confirmation receipt) COPY TO: Shelli Newton Ulrike Englert Guillaume Mille Tim Harenberg TO UNITED AIRLINES, INC. 233 South Wacker Drive, Chicago, Illinois 60606, U.S.A ATTENTION TO: Ted North Managing Director Fleet and Aircraft Procurement Email: *** COPY TO Julien Lamblin Senior Manager - Fleet Email: *** Subject: Notice *** Dear Madam/Sir, We refer to: (i) the A320 Family Purchase Agreement referenced CT1903666 dated as of December 3, 2019 between Airbus S.A.S. and United Airlines, Inc., as amended and supplemented from time to time (A320F Agreement) covering the sale by the Seller and the purchase by the Buyer of Airbus aircraft, and (ii) the Amended and Restated A350-900 Purchase Agreement referenced CT1706024 dated as of September 1, 2017 between Airbus S.A.S. and United Airlines, Inc., as amended and supplemented from time to time (A350 Agreement) covering the sale by the Seller and the purchase by the Buyer of Airbus aircraft. For the purposes of this notice, Airbus S.A.S. shall be referred to as the Seller and United Airlines, Inc. shall be referred to as the Buyer. The Seller and the Buyer entered into the agreements set forth in paragraphs (a) through (g) below (Agreements), all of which are conditional upon, and shall only enter into full force and effect, upon satisfaction by the Seller and the Buyer of certain obligations as set forth in each Agreement: (a) Amendment No. 5 dated as of June 30, 2023 to the A320F Agreement; (b) Amended and Restated Letter Agreement No. 1 dated as of June 30, 2023 to the A320F Agreement; (c) Amended and Restated Letter Agreement No. 2 dated as of June 30, 2023 to the A320F Agreement; (d) Amended and Restated Letter Agreement No. 3 dated as of June 30, 2023 to the A320F Agreement; (e) Amendment No. 4 dated as of June 30, 2023 to the A350 Agreement;

(f) Amended and Restated Letter Agreement No. 3 dated as of June 30, 2023 to the A350 Agreement; and (g) Amended and Restated Letter Agreement No. 14 dated as of June 30, 2023 to the A350 Agreement. Pursuant to Clause 0(x) of each Agreement, the Seller hereby gives notice to the Buyer that the ***. With best regards, /s/ Joan Valderrama Joan VALDERRAMA Sales Contracts Manager September 29, 2023 From: United Airlines, Inc. 233 South Wacker Drive Chicago, IL 60606 United States of America To: Airbus S.A.S. Attention: Executive Vice President, Contracts 2, rond-point Emile Dewoitine 31700 Blagnac France *** Copy To: Joan Valderrama Shelli Newton Ulrike Englert Guillaume Mille Tim Harenberg By email and commercial courier Re: Notice *** Dear Ladies and Gentlemen, Reference is made herein to: (i) the A320 Family Purchase Agreement referenced CT1903666 dated as of December 3, 2019 between Airbus S.A.S. and United Airlines, Inc., as amended and supplemented from time to time (A320F Agreement) covering the sale by the Seller and the purchase by the Buyer of Airbus aircraft; and (ii) the Amended and Restated A350-900 Purchase Agreement referenced CT1706024 dated as of September 1, 2017 between Airbus S.A.S. and United Airlines, Inc., as amended and supplemented from time to time (A350 Agreement) covering the sale by the Seller and the purchase by the Buyer of Airbus aircraft. Page 1 of 2 For the purposes of this notice, Airbus S.A.S. shall be referred to as the Seller and United Airlines, Inc. shall be referred to as the Buyer. The Seller and the Buyer entered into the agreements set forth in paragraphs (a) through (g) below (Agreements), all of which are conditional upon, and shall only enter into full force and effect, upon satisfaction by the Seller and the Buyer of certain obligations as set forth in each Agreement: (a) Amendment No. 5 dated as of June 30, 2023 to the A320F Agreement; (b) Amended and Restated Letter Agreement No. 1 dated as of June 30, 2023 to the A320F Agreement; (c) Amended and Restated Letter Agreement No. 2 dated as of June 30, 2023 to the A320F Agreement; (d) Amended and Restated Letter Agreement No. 3 dated as of June 30, 2023 to the A320F Agreement; (e) Amendment No. 4 dated as of June 30, 2023 to the A350 Agreement; (f) Amended and Restated Letter Agreement No. 3 dated as of June 30, 2023 to the A350 Agreement; and (g) Amended and Restated Letter Agreement No. 14 dated as of June 30, 2023 to the A350 Agreement. The Buyer confirms receipt of the Seller’s notice *** dated 31 July 2023. Pursuant to Clause 0(y) of each Agreement, the Buyer hereby gives notice to the Seller that ***. Very truly yours, United Airlines, Inc. __/s/ Eddie Gordon_____________ By: Eddie Gordon Title: Vice President, Global Procurement Page 2 of 2 CT1903666 – A320 Family Purchase Agreement – EXECUTION A&R LA1-1 AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL AMENDED AND RESTATED LETTER AGREEMENT NO. 1 TO THE A320 FAMILY PURCHASE AGREEMENT As of June 30, 2023 UNITED AIRLINES, INC. 233 South Wacker Drive Chicago, Illinois 60606 USA Re: *** Dear Ladies and Gentlemen, UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of December 3, 2019 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 1 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Amended and Restated Letter Agreement No. 1 dated as of June 27, 2021 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement. Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – EXECUTION A&R LA1-2 AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL CONDITION PRECEDENT This Letter Agreement is conditional upon, and shall only enter into full force and effect, upon satisfaction by the parties of the obligations set forth in clauses (x) and (y): (x) ***, and (y) ***. The date of effectiveness of this Letter Agreement shall be deemed to be the Amendment No. 5 Effective Date. ***. *** 1.1 Clause 5.3.3 of the Agreement is deleted in its entirety and replaced with the following quoted text: QUOTE *** 5.3.3.1 For each Aircraft ***: Payment Date *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** ______________________________________________________ *** DELIVERY *** *** CT1903666 – A320 Family Purchase Agreement – EXECUTION A&R LA1-3 AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL 5.3.3.2 INTENTIONALLY LEFT BLANK 5.3.3.3 For each *** Aircraft Payment Date *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** ______________________________________________________ *** DELIVERY *** *** 5.3.3.4 For each *** Aircraft: Payment Date *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** ______________________________________________________ *** DELIVERY *** CT1903666 – A320 Family Purchase Agreement – EXECUTION A&R LA1-4 AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL *** UNQUOTE 1.2 *** 1.3 Clause 5.3.5 of the Agreement is deleted in its entirety and replaced with the following quoted text: QUOTE *** UNQUOTE ASSIGNMENT This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement. CONFIDENTIALITY This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement. COUNTERPARTS This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument. CT1903666 – A320 Family Purchase Agreement – EXECUTION AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller. Very truly yours, AIRBUS S.A.S. By: /s/ Benoît de Saint-Exupéry Its: Executive Vice President, Contracts Accepted and Agreed UNITED AIRLINES, INC. By: /s/ Gerald Laderman Its: EVP and CFO

CT1903666 – A320 Family Purchase Agreement – EXECUTION A&R LA2-1 AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL AMENDED AND RESTATED LETTER AGREEMENT NO. 2 TO THE A320 FAMILY PURCHASE AGREEMENT As of June 30, 2023 UNITED AIRLINES, INC. 233 South Wacker Drive Chicago, Illinois 60606 USA Re: CREDIT MATTERS Dear Ladies and Gentlemen, UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of December 3, 2019 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 2 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Amended and Restated Letter Agreement No. 2 dated as of July 1, 2022 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement. Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern. CT1903666 – A320 Family Purchase Agreement – EXECUTION A&R LA2-2 AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL 0 CONDITION PRECEDENT This Letter Agreement is conditional upon, and shall only enter into full force and effect, upon satisfaction by the parties of the obligations set forth in clauses (x) and (y): (x) ***, and (y) ***. The date of effectiveness of this Letter Agreement shall be deemed to be the earlier of the date that ***, and 30th September, 2023. ***. 1 A321 XLR AIRCRAFT *** 1.1 For the purposes of this Clause 1, the following defined terms shall apply: *** 2 A321 NEO AIRCRAFT *** *** 3 A320 NEO AIRCRAFT *** *** 4 *** 5 *** 6 ASSIGNMENT This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement. 7 CONFIDENTIALITY This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement. 8 COUNTERPARTS This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument. CT1903666 – A320 Family Purchase Agreement – EXECUTION AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller. Very truly yours, AIRBUS S.A.S. /s/ Benoît de Saint-Exupéry By: Benoît de Saint-Exupéry Its: Executive Vice President, Contracts Accepted and Agreed UNITED AIRLINES, INC. /s/ Gerald Laderman By: Gerald Laderman Its: EVP and CFO CT1903666 – A320 Family Purchase Agreement – EXECUTION A&R LA3-1 AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL AMENDED AND RESTATED LETTER AGREEMENT NO. 3 TO THE A320 FAMILY PURCHASE AGREEMENT As of June 30, 2023 UNITED AIRLINES, INC. 233 South Wacker Drive Chicago, Illinois 60606 USA Re: *** Dear Ladies and Gentlemen, UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of December 3, 2019 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 3 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Amended and Restated Letter Agreement No. 3 dated as of June 27, 2021 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement. Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – EXECUTION A&R LA3-2 AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL 0 CONDITION PRECEDENT This Letter Agreement is conditional upon, and shall only enter into full force and effect, upon satisfaction by the parties of the obligations set forth in clauses (x) and (y): (x) ***, and (y) ***. The date of effectiveness of this Letter Agreement shall be deemed to be the Amendment No. 5 Effective Date. ***. 1 DEFINITIONS Clause 0 to the Agreement is amended to add the following defined terms: “*** A321 NEO Aircraft *** – as defined in Paragraph 2.3.3.1 of Letter Agreement No. 3. *** A321 NEO Aircraft *** Notice – as defined in Paragraph 2.3.3.1 of Letter Agreement No. 3. *** A321 NEO Aircraft *** Notice – as defined in Paragraph 2.3.3.2 of Letter Agreement No. 3. *** A321 NEO *** – as defined in Paragraph 2.3.3.1 Letter Agreement No. 3. *** A321 NEO *** – as defined in Paragraph 2.1.1 of Letter Agreement No. 3. *** A321 NEO *** Aircraft – as defined in Paragraph 2.1.2 of Letter Agreement No. 3. *** A321 NEO *** Fee *** – as defined in Paragraph 2.2 of Letter Agreement No. 3. *** A321 NEO *** – as defined in Paragraph 2.3.4.1 of Letter Agreement No. 3. *** A321 NEO *** – as defined in Paragraph 2.1.1 of Letter Agreement No. 3. *** A321 NEO *** Aircraft – as defined in Paragraph 2.1.2 of Letter Agreement No. 3. *** A321 NEO *** Fee *** – as defined in Paragraph 2.2 of Letter Agreement No. 3. A320 Family *** Fee *** – as defined in Paragraph 2.2 of Letter Agreement No. 3. A320 Family *** – as defined in Paragraph 2.3.2.1 of Letter Agreement No. 3. A320 Family *** Notice – as defined in Paragraph 2.3.2.1 of Letter Agreement No. 3. A320 Family *** – as defined in Paragraph 2.1.1 of Letter Agreement No. 3. A320 Family *** Aircraft – as defined in Paragraph 2.1.2 of Letter Agreement No. 3. A320 Family *** Fee *** – as defined in Paragraph 2.2 of Letter Agreement No. 3. CT1903666 – A320 Family Purchase Agreement – EXECUTION A&R LA3-3 AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL A320 Family *** Fee *** – as defined in Paragraph 2.2 of Letter Agreement No. 3. A320 Family *** Notice – as defined in Paragraph 2.3.2.2 of Letter Agreement No. 3. *** A320 Family Aircraft – as defined in Paragraph 2.3.2.1 of Letter Agreement No. 3. *** A321 NEO Aircraft – as defined in Paragraph 2.3.3.1 of Letter Agreement No. 3. *** Deadlines – as defined in Paragraph 2.3.4.1 of Letter Agreement No. 3. *** Aircraft – as defined in Paragraph 2.1.2 of Letter Agreement No. 3. *** – as defined in Paragraph 2.1.1 of Letter Agreement No. 3. *** – as defined in Paragraph 2.3.2.1 of Letter Agreement No. 3.” 2 PURCHASE RIGHT 2.1 Purchase Right Aircraft 2.1.1 The Seller grants the Buyer the right to purchase: *** (iii) up to forty (40) additional *** A321 NEO Aircraft*** *** 3 ASSIGNMENT This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement. 4 CONFIDENTIALITY This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement. 5 COUNTERPARTS This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument. CT1903666 – A320 Family Purchase Agreement – EXECUTION AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller. Very truly yours, AIRBUS S.A.S. /s/ Benoît de Saint-Exupéry By: Benoît de Saint-Exupéry Its: Executive Vice President, Contracts Accepted and Agreed UNITED AIRLINES, INC. /s/ Gerald Laderman By: Gerald Laderman Its: EVP and CFO